ReliaStar Life Insurance Company of New York and its Separate Account NY-B

ING Rollover ChoiceSM – NY Variable Annuity Contracts

Supplement dated April 27, 2011 to the Contract Prospectus dated May 1, 2009, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

Effective April 29, 2011, the following fund name changes apply to the individual portfolios listed below. These investment portfolios are currently open to new investments.

List of Fund Name Changes
Former Fund Name	Current Fund Name
ING Van Kampen Comstock Portfolio	ING Invesco Van Kampen Comstock Portfolio
ING Van Kampen Equity and Income Portfolio	ING Invesco Van Kampen Equity and Income Portfolio

X.139695-11	April 2011